United States
Securities and Exchange Commission
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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☐	Preliminary Information Statement

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☒	Definitive Information Statement

DUMA ENERGY CORP.
 (Name of Registrant as Specified in its Charter)

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DUMA ENERGY CORP.

800 Gessner, Suite 200

Houston, Texas 77027

(281) 408-4880

Fax:  281-408-4879

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
REQUESTED NOT TO SEND A PROXY

INTRODUCTION

This Information Statement is being furnished to the shareholders of DUMA ENERGY CORP., a Nevada corporation, in connection with two amendments to our Articles of Incorporation which have been approved by a majority of our stockholders by written consent.

Our shareholders are permitted to take action without a shareholder meeting pursuant to Article II Section 14 of our Bylaws which reads as follows:

ARTICLE II. STOCKHOLDERS.

Section 14.   ACTION WITHOUT MEETING. No action shall be taken by the stockholders except at an annual or special meeting of stockholders called in accordance with these Bylaws, or by the majority written consent of the stockholders in accordance with Chapter 78 of the Nevada Revised Statutes.

The majority shareholders executed one written consent for each of the two amendments to the Articles of Incorporation.  Exhibit “A is the consent for changing our name to HYDROCARB ENERGY CORPORATION, and, Exhibit “B” is the consent for increasing the number of authorized shares of capital stock to 1,000,000,000 shares of capital stock, par value $0.001 per share.  The two written consents are attached hereto as Exhibits “A” and “B.”  The shareholders constituting a majority of our shareholders and who have signed Exhibits “A” and “B” together own and hold 8,090,194 shares or approximately 53.43% of a total of 15,140,882 shares of our common stock issued and outstanding as of November 29, 2013 which was the date on which we received the required number of written shareholder consents.

You are receiving this Information Statement if you were a shareholder on November 29, 2013 which was the record date of your stock ownership that was set by our Board of Directors for you to receive this Information Statement.

AMENDMENT TO ARTICLE 1 OF THE ARTICLES OF INCORPORATION

A majority of our shareholders approved by written consent an amendment to Article 1 of our Articles of Incorporation whereby we will change our name to HYDROCARB ENERGY CORPORATION.  We believe that this name change better reflects our being in the oil and gas exploration and production business.  We anticipate filing this amendment with the Secretary of State of Nevada during January 2014.

We acquired a company named “Hydrocarb Corporation” on December 9, 2013.  By changing our name to HYDROCARB ENERGY CORPORATION we may gain additional oil and gas industry recognition.  The change of our name was not dependent upon our acquiring Hydrocarb Corporation.

AMENDMENT TO ARTICLE 3 OF THE ARTICLES OF INCORPORATION

A majority of our shareholders approved by written consent an amendment to Article 3 of our Articles of Incorporation whereby we will increase the number of authorized shares of capital stock to 1,000,000,000 shares of capital stock, par value $0.001 per share.  We believe that this increase in the number of authorized shares will further our efforts to raise capital by selling stock to increase our oil and gas exploration activity and our oil and gas production activity.  Currently, we have 500,000,000 shares of authorized stock and we believe that amount is not sufficient for our future needs.  We anticipate that any future issuances of our increased authorized capital stock, if any, will be issuances of common stock or preferred stock.  Our Board of Directors may issue preferred stock, the terms of which, including dividend or interest rates, conversion prices, voting rights, redemption prices, maturity dates, and similar matters will be determined by the board of directors.  We have no present plans to issue additional shares of stock in the proximate future that would exceed the current number of 500,000,000 authorized shares.  We anticipate filing this amendment with the Secretary of State of Nevada during January 2014.

We believe it is necessary to authorize an additional 500,000,000 shares of capital stock. We own 90% of the working interest, and we are responsible for 100% of the costs of the exploration and production in our 5.3 million-acre oil and gas concession in the Owambo Basin located in northern Namibia in Africa which was granted to us pursuant to Petroleum Exploration License No. 0038 that was issued to us by the Republic of Namibia Ministry of Mines and Energy.  Although we have not estimated the costs of exploration and production in our 5.3 million-acre oil and gas concession in Namibia, we believe the cost will be high and require us to raise a large amount of funds in the future through the sale of stock.  We believe that the currently authorized and unissued and unreserved 427,285,048 shares of capital stock will be insufficient for our future fund raising needs.  The amendment will provide us with an aggregate of 927,285,048 authorize and unissued and unreserved shares of capital stock which we believe will be sufficient for our future fund raising needs.  At the present time we have no plans to issue current and/or additional authorized shares.  At such time in the future, when, if and as we issue additional shares the purpose will be for oil and gas exploration, and working capital.

As of December 23, 2013:

		Before the	After the
		Amendment	Amendment

Number of Shares of Authorized Common Stock		500,000,000	1,000,000,000

Number of Shares of Outstanding Common Stock		62,740,882	62,740,882

Number of Shares of Common Stock Reserved for Issuance

For Series A Preferred Stock	1,637,600
For Outstanding Warrants	3,710,877
For Future Stock Option Plan Issuances	4,625,593
		9,974,070	9,974,070

Number of Shares of Authorized Common Stock
Not Outstanding or Reserved		427,285,048	927,285,048

We acquired a company named “Hydrocarb Corporation” on December 9, 2013. The acquisition was not dependent upon our increasing the number of authorized shares.

EFFECT OF CORPORATE ACTIONS

We will amend our Articles of Incorporation to change our name to HYDROCARB ENERGY CORPORATION, and, we will amend our Articles of Incorporation to increase the number of authorized shares to 1,000,000,000 shares of capital stock, par value $0.001 per share.  We anticipate filing these amendments with the Secretary of State of Nevada during January 2014.

INTENDED DATE OF MAILING TO SHAREHOLDERS: January 10, 2014.

According to SEC Rule 14c-2(b) of the General Rules and Regulations of the Commission, the two amendments to the Articles of Incorporation may be filed with the Secretary of State of Nevada twenty days after the mailing date, or approximately January 30, 2014.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Voting Securities

As of December 23, 2014 there were 88 shareholders of record and one preferred shareholder.  Our authorized capital stock currently consists of 500,000,000 shares of capital stock, par value $0.001 per share, of which 62,740,882 shares of common stock were issued and outstanding and 8,188 shares of Series A 7% Convertible Voting Preferred Stock as of the date of this document.  Each share of common stock entitles the holder thereof to one vote on each matter that may come before a meeting of the shareholders.  Each share of the Series A 7% Convertible Voting Preferred Stock has 200 votes and votes along with the common stock on all matters.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information concerning the number of shares of our common stock owned beneficially as of December 23, 2014 by: (i) each person (including any group) known to us to own more than 5% of our shares of common stock; (ii) each of our directors; (iii) each of our officers; and (iv) our officers and directors as a group. To our knowledge, each holder listed possesses sole voting and investment power with respect to the shares shown.

Title of Class	Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Owner	Percent of Class (2)
	Directors and Officers:
Common Stock	Tyler W. Moore 800 Gessner, Suite 200 Houston, Texas U.S.A. 77024	501,110	Less than 1%
Common Stock	Pasquale Scaturro 800 Gessner, Suite 200 Houston, Texas, U.S.A., 77024	8,709,413	13.9%
Common Stock	Kent Watts 800 Gessner, Suite 200 Houston, Texas, U.S.A., 77024	9,621,905 (9)	15%
Common Stock	Sarah Berel-Harrop 800 Gessner, Suite 200 Houston, Texas, U.S.A., 77024	141,796 (4)	Less than 1%
Common Stock	Charles F. Dommer 800 Gessner, Suite 200 Houston, Texas, U.S.A., 77024	1,807,444	2.9%
Common Stock	S. Chris Herndon 800 Gessner, Suite 200 Houston, Texas, U.S.A., 77024	210,300 (5)	Less than 1%
Common Stock	Directors and officers together (6 persons)	20,991,968 (6)	32.5%

	Major Stockholders:
Common Stock	Christopher Watts 14019 SW Frwy #301-600 Sugar Land, Texas, U.S.A. 77478	17,682,832 (7)	28.2% (8)

Common Stock	Kara Driver 14019 SW Frwy #301-600 Sugar Land, Texas 77478	17,682,832 (3)	28.2% (8)

(1)	Under Rule 13d-3 of the Exchange Act a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares, and/or (ii) investment power, which includes the power to dispose or direct the disposition of shares. In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares within 60 days of the date as of which the information is provided.

(2)	Based on the 62,740,882 shares of our common stock issued and outstanding as of December 23, 2014.

(3)	This figure includes (i) 8,842,416 shares of common stock held by KD Navigation Inc., which is solely owned by Kara Driver and (ii) 8,841,416 shares of common stock held by KW Navigation Inc., which is owned 50% by Kara Driver and 50% by Christopher Watts (see footnote 7 below).

(4)	This figure includes (i) 21,796 shares of common stock and (ii) vested stock options to purchase 120,000 shares of our common stock.

(5)	This figure includes (i) 10,300 shares of common stock and (ii) vested stock options to purchase 200,000 shares of our common stock.

(6)	This figure includes 1,957,600 shares of common stock issuable upon exercise or conversion, if any, of stock options and preferred stock.

(7)	Represents (i) 8,841,416 shares held by CW Navigation Inc., which is solely owned by Christopher Watts, and (ii) 8,841,416 shares held by KW Navigation Inc., which is owned 50% by Christopher Watts and 50% by Kara Driver.

(8)	The 8,841,416 shares held by KW Navigation Inc. (representing 14.18% of the Company’s issued and outstanding stock as of December 23, 2013) is included in the beneficial ownership figures in the table for each of Kara Driver and Christopher Watts (see footnotes 3 and 7 above).

(9)	Includes 1,637,600 shares of common stock issuable upon conversion, if any, of Preferred Stock.

Changes in Control

We are unaware of any contract, or other arrangement or provision, the operation of which may at a subsequent date result in a change of control of our company.  Our acquisition of Hydrocarb Corporation and the issuance to our rights holders did not cause a change in control.

OTHER INFORMATION

Pursuant to Instruction 1 to Item 13 of Schedule 14A, we have omitted financial and other information.

Additional information is detailed in our Edgar filings on file with the U.S. Securities Commission at www.sec.gov.  All shareholders are encouraged to visit this website and review such publicly available information.  These documents include but are not limited to our Annual Report on Form 10-K for our fiscal year ended July 31, 2013, and our Quarterly Report on Form 10-Q for the fiscal quarter ended October 31, 2013.

Exhibits

Exhibit “A”

The Consent for changing our name to:

HYDROCARB ENERGY CORPORATION

Exhibit “B”

The Consent for increasing the number of authorized shares of capital stock to

1,000,000,000 shares of stock, par value $0.001 per share.

NOTICE

STOCKHOLDERS OF OUR COMPANY THAT HAVE CONSENTED TO THE TWO AMENDMENTS TO OUR ARTICLES OF INCORPORATION BY WRITTEN CONSENT OWN IN EXCESS OF THE REQUIRED NUMBER OF OUR OUTSTANDING VOTING SECURITIES TO DO SO UNDER NEVADA LAW AND HAVE DONE SO.  NO FURTHER VOTES OR PROXIES ARE NEEDED, AND NONE ARE REQUESTED.

Date: December 23, 2013	/s/ Kent P. Watts
Kent P. Watts, Chairman of the Board, Director

Exhibit “A”

The Consent for changing our name to:

HYDROCARB ENERGY CORPORATION

WRITTEN CONSENT OF A MAJORITY
OF THE SHAREHOLDERS OF
DUMA ENERGY CORP.
a Nevada corporation
(the “Company”)

Section 14 of Article II of the Bylaws, titled Action Without Meeting sets forth that ‘No action shall be taken by the stockholders except at an annual or special meeting of stockholders called in accordance with these Bylaws, or by the majority written consent of the stockholders in accordance with Chapter 78 of the Nevada Revised Statutes."
The undersigned Shareholders constitute a majority of the issued and outstanding common stock and in the aggregate represent approximately 53.43% of the Company’s total number of issued and outstanding common stock.

The undersigned Shareholders of DUMA ENERGY CORP., a Nevada corporation, together owning and holding 8,090,194 shares of common stock out of a total of 15,140,882 currently issued and outstanding or approximately a 53.43% majority of outstanding  common stock take shareholder action by majority consent of shareholders as follows:

1.            Articles 1 of the Articles of Incorporation shall be amended to change the name of the Company to “HYDROCARB ENERGY CORPORATION.”

Shareholder Signatures

(signed)	/s/ Kent Watts	(date signed)	11/29	, 2013

(print name)	Kent Watts	, Title	CEO
FOR Company Name:	HYDROCARB CORPORATION

Total No. of Shares Represented by

Certificate	Number of
Number	Shares of
Common Stock

CS3-988	1,859,879

(signed)	/s/ Kara M. Driver	(date signed)	November 28, 2013

(print name)	Kara M. Driver	, Title	Secretary
FOR Company Name:	KD NAVIGATION, INC.

Total No. of Shares Represented by

Certificate	Number of
Number	Shares of
Common Stock

CS3-925	767,750
CS3-896	191,666
CS3-893	643,000
CS3-889	100,000
CS3-888	100,000
CS3-935	33,334

Total 1,835,750

(signed)	/s/ Kara M. Driver	(date signed)	November 28, 2013

(print name)	Kara M. Driver	, Title	Secretary
FOR Company Name:	KW NAVIGATION, INC.

Total No. of Shares Represented by

Certificate	Number of
Number	Shares of
Common Stock

CS3-915	643,000
CS3-903	100,000
CS3-902	100,000
CS3-899	191,666
CS3-936	33,333
CS3-927	767,750
CS3-937	33,333

Total 1,869,082

(signed)	/s/ Kara M. Driver	(date signed)	November 28, 2013

(print name)	Kara M. Driver	, Title	Secretary
FOR Company Name:	CW NAVIGATION, INC.

Total No. of Shares Represented by

Certificate	Number of
Number	Shares of
Common Stock

CS3-913	100,000
CS3-908	191,666
CS3-909	100,000
CS3-914	643,000
CS3-930	33,333
CS3-926	767,750
CS3-932	33,334

Total 1,869,083

(signed)	/s/ Timothy Scaturro	(date signed)	Nov. 24	, 2013

(print name)	Timothy Scaturro	, Title:	President
FOR: Company Name:	PTAS, Inc.

Total No. of Shares Represented by

Certificate	Number of
Number	Shares of
Common Stock

CS3-980	56,400

CS3-943	600,000

Exhibit “B”

The Consent for increasing the number of authorized shares of stock to

1,000,000,000 shares of stock, par value $0.001 per share.

WRITTEN CONSENT OF A MAJORITY
OF THE SHAREHOLDERS OF
DUMA ENERGY CORP.
a Nevada corporation
(the “Company”)

Section 14 of Article II of the Bylaws, titled Action Without Meeting sets forth that ‘No action shall be taken by the stockholders except at an annual or special meeting of stockholders called in accordance with these Bylaws, or by the majority written consent of the stockholders in accordance with Chapter 78 of the Nevada Revised Statutes."
The undersigned Shareholders constitute a majority of the issued and outstanding common stock and in the aggregate represent approximately 53.43% of the Company’s total number of issued and outstanding common stock.

The undersigned Shareholders of DUMA ENERGY CORP., a Nevada corporation, together owning and holding 8,090,194 shares of common stock out of a total of 15,140,882 currently issued and outstanding or approximately a 53.43% majority of outstanding  common stock take shareholder action by majority consent of shareholders as follows:

1.            Article 3 of the Articles of Incorporation shall be amended to increase the number of authorized shares of stock to 1,000,000,000 shares of stock, par value $0.001 per share.

Shareholder Signatures

(signed)	/s/ Kent Watts	(date signed)	11/29	, 2013

(print name)	Kent Watts	, Title	CEO
FOR Company Name:	HYDROCARB CORPORATION

Total No. of Shares Represented by

Certificate	Number of
Number	Shares of
Common Stock

CS3-988	1,859,879

(signed)	/s/ Kara M. Driver	(date signed)	November 28, 2013

(print name)	Kara M. Driver	, Title	Secretary
FOR Company Name:	KD NAVIGATION, INC.

Total No. of Shares Represented by

Certificate	Number of
Number	Shares of
Common Stock

CS3-925	767,750
CS3-896	191,666
CS3-893	643,000
CS3-889	100,000
CS3-888	100,000
CS3-935	33,334

Total 1,835,750

(signed)	/s/ Kara M. Driver	(date signed)	November 28, 2013

(print name)	Kara M. Driver	, Title	Secretary
FOR Company Name:	KW NAVIGATION, INC.

Total No. of Shares Represented by

Certificate	Number of
Number	Shares of
Common Stock

CS3-915	643,000
CS3-903	100,000
CS3-902	100,000
CS3-899	191,666
CS3-936	33,333
CS3-927	767,750
CS3-937	33,333

Total 1,869,082

(signed)	/s/ Kara M. Driver	(date signed)	November 28, 2013

(print name)	Kara M. Driver	, Title	Secretary
FOR Company Name:	CW NAVIGATION, INC.

Total No. of Shares Represented by

Certificate	Number of
Number	Shares of
Common Stock

CS3-913	100,000
CS3-908	191,666
CS3-909	100,000
CS3-914	643,000
CS3-930	33,333
CS3-926	767,750
CS3-932	33,334

Total 1,869,083

(signed)	/s/ Timothy Scaturro	(date signed)	Nov. 24	, 2013

(print name)	Timothy Scaturro	, Title:	President
FOR: Company Name:	PTAS, Inc.

Total No. of Shares Represented by

Certificate	Number of
Number	Shares of
Common Stock

CS3-980	56,400

CS3-943	600,000